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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 24, 2007

                        (Date of earliest event reported)

                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16159

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                 MINNESOTA                               41-1301878
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                   5610 LINCOLN DRIVE, EDINA, MINNESOTA 55436
          (Address of principal executive offices, including zip code)

                                 (952) 933-2291
              (Registrant's telephone number, including area code)

                                  NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

LecTec announced today that the United States Patent & Trademark Office (USPTO) has completed a re-examination of LecTec's U.S. Patent No. 5,536,263 and has issued a re-examination certificate for the patent. The '263 patent is entitled "Non-Occlusive Adhesive Patch for Applying Medication to the Skin" and covers the design for adhesive patches which contain a reservoir of medication to be delivered into the body by absorption through the skin. Patches produced under the '263 patent have been used for a number of applications including, among others, the localized treatment of pain and the delivery by infusion of certain medications for systemic conditions. The re-examination, which was commenced at the request of LecTec in December 2000 in Application No. 90/005,877, concluded with the issuance of the re-examination certificate on April 24, 2007. Additional information concerning the re-issued patent can be obtained on the USPTO website at www.uspto.gov.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LECTEC CORPORATION

                                             By:  /s/ Judd A. Berlin
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                                             Judd A. Berlin
                                             Chief Executive Officer and Chief
                                             Financial Officer

Date:  May 7, 2007

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